UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 29, 2004


                             REDWOOD EMPIRE BANCORP
            (Exact number of Registrant as specified in its charter)


           California                 File No. 0-19231          68-0166366
           ----------                 ----------------          ----------
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
 Incorporated or organization)                              Identification No.)


     111 Santa Rosa Avenue, Santa Rosa, California           95404-4905
     ---------------------------------------------           ----------
        (Address of principal executive offices)             (Zip Code)


    Registrant's telephone number, including area code:    (707) 573-4800
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

     On November 29, 2004 Redwood Empire Bancorp executed an amendment to its Executive Severance Agreement with Patrick W. Kilkenny, President and Chief Executive Officer extending the term of the Agreement for one year, terminating on November 16, 2005.








                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: 11-30-04                     REDWOOD EMPIRE BANCORP
      --------                     ----------------------
                                        (Registrant)


                                  By:  /s/ Kim McClaran
                                       -----------------------
                                       Kim McClaran
                                       Vice President and
                                       Chief Financial Officer